Exhibit 99.1

Blackstone Reports Fourth Quarter and Full Year 2018 Results

New York, January 31, 2019: Blackstone (NYSE:BX) today reported its fourth quarter and full year 2018 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone again delivered attractive investment performance for our limited partners in 2018, with nearly all of our flagship strategies handily beating their relevant indices despite significant market volatility. Inflows of more than $100 billion last year coupled with positive performance drove assets under management to a record $472 billion. And for our shareholders, we returned $1 billion through distributions and buybacks for the second consecutive quarter, and $3 billion for the full year.”

Blackstone issued a full detailed presentation of its fourth quarter and full year 2018 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.58 per common unit to record holders of common units at the close of business on February 11, 2019. This distribution will be paid on February 19, 2019.

Quarterly Investor Call Details

Blackstone will host a conference call on January 31, 2019 at 9:00 a.m. ET to discuss fourth quarter and full year 2018 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 420 922 04#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with $472 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P. 345 Park Avenue New York, New York 10154 T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

January 31, 2019 Blackstone’s Fourth Quarter and Full Year 2018 Earnings

Blackstone

Blackstone’s Fourth Quarter and Full Year 2018 GAAP Results
GAAP
Net
Loss
was
$79
million
for
the
quarter
and
GAAP
Net
Income
was
$3.3
billion
for
the
year.
GAAP
Net
Loss
Attributable
to
The
Blackstone
Group
L.P.
was
$11
million
for
the
quarter
and
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$1.5
billion
for
the
year.
n/m = not meaningful. Effective January 1, 2018, Blackstone adopted new GAAP guidance regarding revenue recognition. All prior periods have been conformed to the new guidance.
Income (Loss) Before Provision for Taxes Margin is calculated by dividing Income (Loss) Before Provision for Taxes by Total Revenues.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
4Q'17
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Revenues
Management and Advisory Fees, Net
729,059
$
797,554
$
9%
2,751,322
$
3,027,796
$
10%
Incentive Fees
120,187
15,797
(87)%
242,514
57,540
(76)%
Investment Income (Loss)
Performance Allocations
Realized
1,422,262
511,388
(64)%
3,571,811
1,876,507
(47)%
Unrealized
(483,033)
(806,305)
67%
(105,473)
561,373
n/m
Principal Investments
Realized
184,562
109,901
(40)%
635,769
415,862
(35)%
Unrealized
(20,567)
(218,165)
n/m
42,605
49,917
17%
Total Investment Income (Loss)
1,103,224
(403,181)
n/m
4,144,712
2,903,659
(30)%
Interest and Dividend Revenue
40,524
47,885
18%
139,696
171,947
23%
Other
(33,781)
46,923
n/m
(133,229)
672,317
n/m
Total Revenues
1,959,213
504,978
(74)%
7,145,015
6,833,259
(4)%
Expenses
Compensation and Benefits
Compensation
364,484
373,790
3%
1,442,485
1,609,957
12%
Incentive Fee Compensation
43,450
10,260
(76)%
105,279
33,916
(68)%
Performance Allocations Compensation
Realized
557,244
212,174
(62)%
1,281,965
711,076
(45)%
Unrealized
(166,183)
(302,868)
82%
103,794
319,742
208%
Total Compensation and Benefits
798,995
293,356
(63)%
2,933,523
2,674,691
(9)%
General, Administrative and Other
138,608
153,519
11%
488,582
594,873
22%
Interest Expense
74,606
44,644
(40)%
197,486
163,990
(17)%
Fund Expenses
32,692
3,577
(89)%
132,787
78,486
(41)%
Total Expenses
1,044,901
495,096
(53)%
3,752,378
3,512,040
(6)%
Other Income (Loss)
Reduction of Tax Receivable Agreement Liability
403,855
-
(100)%
403,855
-
(100)%
Net Gains (Losses) from Fund Investment Activities
81,963
(59,234)
n/m
321,597
191,722
(40)%
Income (Loss) Before Provision for Taxes
1,400,130
$
(49,352)
$
n/m
4,118,089
$
3,512,941
$
(15)%
Provision for Taxes
596,590
29,366
(95)%
743,147
249,390
(66)%
Net Income (Loss)
803,540
$
(78,718)
$
n/m
3,374,942
$
3,263,551
$
(3)%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
7,600
(4,303)
n/m
13,806
(2,104)
n/m
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
132,364
(68,800)
n/m
497,439
358,878
(28)%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
359,438
5,253
(99)%
1,392,323
1,364,989
(2)%
Net Income (Loss) Attributable to The Blackstone Group L.P. ("BX")
304,138
$
(10,868)
$
n/m
1,471,374
$
1,541,788
$
5%
Net Income (Loss) per Common Unit, Basic
0.45
$
(0.02)
$
n/m
2.21
$
2.27
$
3%
Net Income (Loss) per Common Unit, Diluted
0.45
$
(0.02)
$
n/m
2.21
$
2.26
$
2%
Income (Loss) Before Provision for Taxes Margin
71.5%
(9.8)%
57.6%
51.4%

Blackstone

Blackstone’s Fourth Quarter and Full Year 2018 Highlights
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of
The
Blackstone Group L.P. See pages 30-31, Definitions and Distribution Policy, for definitions of terms used throughout this presentation.
Financial
Measures
Financial
Measures
Fee Related Earnings (“FRE”) of $433 million ($0.36/unit) in the quarter, up 23% year-
over-year
•
FRE was $1.5 billion for the year ($1.21/unit), up 9% year-over-year
Distributable Earnings (“DE”) of $722 million ($0.57/unit) in the quarter, including
$331
million of Net Realizations
•
DE was $2.7 billion for the year ($2.17/unit)
Net Accrued Performance Revenues receivable of $3.5 billion ($2.94/unit), up 5% year-
over-year
Capital
Metrics
Capital
Metrics
Total Assets Under Management (“AUM”) of $472.2 billion, up 9% year-over-year
Inflows of $38.6 billion in the quarter and $101.0 billion for the year
Realizations of $8.8 billion in the quarter and $34.1 billion for the year
Deployment of $16.3 billion in the quarter and $44.7 billion for the year
Unitholder
Distributions
Unitholder
Distributions
Distribution of $0.58 per common unit payable on February 19, 2019, including the final special cash distribution of $0.10 per unit
•
Distribution of $2.15 per common unit for the year
Repurchased 7.8 million common units in the quarter and 16.0 million common units in the year, a return of capital of $542 million for the year
DE units outstanding remained flat versus the fourth quarter of 2017

Blackstone

Blackstone’s Fourth Quarter and Full Year 2018 Segment Earnings
Total Segment Revenues represents Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income. Fee Related Earnings per
Unit is based on end of period DE Units Outstanding (see page 23, Unit Summary). DE per Common Unit is based on DE Attributable to Common Unitholders (see page 22, Unitholder Distribution) and end of period
Participating Common Units outstanding. Full Year per Unit amounts represent the sum of the last four quarters. See pages 28-29 for the Reconciliation of GAAP to Total Segment Measures.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
4Q'17
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Management and Advisory Fees, Net
732,392
$
798,195
$
9%
2,770,791
$
3,036,452
$
10%
Fee Related Performance Revenues
48,089
44,185
(8)%
169,445
123,836
(27)%
Fee Related Compensation
(312,033)
(279,284)
(10)%
(1,185,639)
(1,216,146)
3%
Other Operating Expenses
(115,949)
(130,025)
12%
(424,866)
(488,328)
15%
Fee Related Earnings
352,499
$
433,071
$
23%
1,329,731
$
1,455,814
$
9%
FRE per Unit
0.29
$
0.36
$
24%
1.11
$
1.21
$
9%
Realized Performance Revenues
1,496,798
483,697
(68)%
3,647,807
1,811,771
(50)%
Realized Performance Compensation
(573,299)
(199,645)
(65)%
(1,297,611)
(678,141)
(48)%
Realized Principal Investment Income
72,225
47,098
(35)%
436,194
236,058
(46)%
Net Realizations
995,724
331,150
(67)%
2,786,390
1,369,688
(51)%
Total Segment Distributable Earnings
1,348,223
$
764,221
$
(43)%
4,116,121
$
2,825,502
$
(31)%
Net Interest Income (Loss)
(29,509)
11,923
n/m
(49,918)
21,925
n/m
Taxes and Related Payables
(79,568)
(54,063)
(32)%
(189,988)
(153,865)
(19)%
Distributable Earnings
1,239,146
$
722,081
$
(42)%
3,876,215
$
2,693,562
$
(31)%
DE per Common Unit
1.00
$
0.57
$
(43)%
3.17
$
2.17
$
(32)%
Total Segment Revenues
2,349,504
$
1,373,175
$
(42)%
7,024,237
$
5,208,117
$
(26)%
Total Assets Under Management
434,128,243
$
472,242,317
$
9%
434,128,243
$
472,242,317
$
9%
Fee-Earning Assets Under Management
335,343,998
$
342,527,507
$
2%
335,343,998
$
342,527,507
$
2%

Blackstone

Fee Related Earnings
Fee
Related
Earnings
of
$1.21
per
unit
up
9%
year-over-year,
a
record
amount,
and
up
33%
since
2016.
FRE
margin
increased
from
45.2%
to
46.1%
year-over-year,
and
has
increased
more
than
400
basis
points
since
2016.
Fee Related Earnings
(Per Unit)
FRE Margin
$0.91
$1.11
$1.21
2016
2017
2018
FRE
Margin
is
calculated
by
dividing
Fee
Related
Earnings
by
Fee
Related
Revenues
(defined
as
sum
of
Total
Segment
Management
and
Advisory
Fees,
Net
and
Fee
Related
Performance
Revenues).
42.0%
45.2%
46.1%
2016
2017
2018

Blackstone

4Q'18
FY'18
Real Estate
Opportunistic Funds
0.6%
9.8%
Core+
2.3%
10.7%
Private Equity
Corporate Private Equity
(2.9)%
19.1%
Tactical Opportunities
0.3%
12.2%
Strategic Partners
5.1%
18.6%
Hedge Fund Solutions
BPS Composite
(2.3)%
2.0%
Credit
Performing Credit
(0.2)%
8.8%
Distressed
(7.3)%
(3.2)%
Investment Performance and Net Accrued Performance Revenues
Investment
performance
during
the
quarter
was
impacted
by
declines
in
public
markets,
but
for
the
full
year
nearly
all
strategies
outperformed
relevant
indices.
Net
Accrued
Performance
Revenues
were
$3.5
billion
($2.94/unit),
up
5%
year-over-year.
•
In
the
fourth
quarter,
Net
Accrued
Performance
Revenues
decreased
$198
million
along
with
$314
million
of
Net
Realized
Distributions.
Net Accrued
Performance Revenues
(Dollars in Millions)
Investment Performance
(Appreciation / Gross Returns)
$3,348
$4,035
$3,523
$(198)
$314
4Q'17
3Q'18
Net Performance
Revenues
Net Realized
Distributions
4Q'18
Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Hedge Fund Solutions and Credit. Appreciation for core+ funds excludes BREIT. BPS Composite net returns were (2.4)% and
1.2% for 4Q’18 and FY’18, respectively. Performing Credit net composite returns were (0.6)% and 5.9% for 4Q’18 and FY’18, respectively. Distressed net composite returns were (5.9)% and (3.4)% for 4Q’18 and FY’18, respectively. Net
Realized Distributions excludes Net Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.

Blackstone

Capital Metrics Activity
Inflows
were
$38.6
billion
in
the
quarter,
bringing
full
year
inflows
to
$101.0
billion.
•
Notable
inflows
in
the
quarter
include
first
closes
of
$15.4
billion
for
the
ninth
global
real
estate
opportunistic
fund
and
$3.4
billion
for
the
eighth
Strategic
Partners
secondaries
fund.
Realizations
were
$8.8
billion
in
the
quarter,
bringing
full
year
realizations
to
$34.1
billion.
Deployed
$16.3
billion
and
committed
an
additional
$3.8
billion
during
the
quarter
that
is
not
yet
deployed.
(Dollars in Millions)
Other Private Equity includes Core PE, Infrastructure, Life Sciences, and BTAS.
Inflows
Realizations
Capital Deployed
4Q'18
FY'18
4Q'18
FY'18
4Q'18
FY'18
Total Real Estate
20,122
$
31,478
$
3,642
$
14,675
$
5,729
$
18,726
$
Opportunistic
15,878
17,964
2,075
10,524
3,405
8,776
Core+
2,476
8,252
891
1,962
1,689
7,786
BREDS
1,768
5,262
676
2,189
635
2,165
Total Private Equity
9,825
26,640
3,263
10,397
6,833
16,651
Corporate Private Equity
1,283
5,686
1,921
5,843
3,349
7,376
Tactical Opportunities
983
7,010
645
2,108
1,554
3,124
Strategic Partners
4,297
5,299
697
2,446
1,922
5,381
Other Private Equity
3,261
8,645
-
-
7
770
Hedge Fund Solutions
BAAM
2,640
13,278
219
472
575
1,702
Credit
GSO/BIS/Harvest
6,053
29,579
1,658
8,517
3,212
7,636
Total Blackstone
38,641
$
100,976
$
8,782
$
34,061
$
16,350
$
44,715
$
Real Estate
Private Equity

Blackstone

Summary of Financials by Segment
Fee Related Earnings
(Dollars in Millions)
Performance
across
segments
generated
record
Fee
Related
Earnings
of
$1.5
billion
and
Segment
Distributable
Earnings
of
$2.8
billion.
Segment Distributable Earnings
(Dollars in Millions)
FY’18 Total: $1,456
FY’18 Total: $2,826
Real Estate
Private Equity
Hedge Fund Solutions
Credit
$645
$321
$283
$206
$1,368
$870
$321
$266

Blackstone

$111.3
$97.0
$69.9
$72.3
$70.1
$80.0
$84.0
$93.3
$335.3
$342.5
4Q'17
4Q'18
$138.1
$127.5
$75.1
$77.8
$105.6
$130.7
$115.3
$136.2
$434.1
$472.2
4Q'17
4Q'18
Assets Under Management
Total AUM increased to $472.2 billion, up 9% year-over-year, driven by $101.0 billion of inflows despite
$34.1
billion of realizations during the year.
Fee-Earning
AUM
of
$342.5
billion
was
up
2%
year-over-year
as
$71.0
billion
of
inflows
outpaced
$62.4
billion
of
realizations and outflows.
Perpetual Capital AUM reached $72.6 billion, up 6% from the third quarter of 2018.
Fee-Earning AUM
(Dollars in Billions)
Total AUM
(Dollars in Billions)
See page 30 for the definition of Perpetual Capital.
Real Estate
Hedge Fund Solutions
Credit
4Q’18 Total: $72.6
Private Equity
Perpetual Capital AUM
(Dollars in Billions)
$38.1
$5.8
$4.3
$24.4

Blackstone

$36.9
$42.1
$22.9
$36.7
$41.2
$42.4
$38.3
$46.1
$59.5
$63.3
$73.5
$85.5
$175.1
$202.9
$210.3
2016
2017
2018
Additional Capital Detail
Invested Performance Revenue Eligible AUM reached $210.3 billion at quarter end, up 4% year-over-year, and up
20% since 2016.
Substantial
undrawn
capital
(“Total
Dry
Powder”)
available
for
investment
of
$112.9
billion,
up
19%
year-over-
year
despite
significant
deployment
activity
over
the
year.
Total Dry Powder
(Dollars in Billions)
4Q’18 Total: $112.9
Invested Performance Revenue
Eligible AUM
(Dollars in Billions)
Real Estate
Private Equity
Hedge Fund Solutions
Credit
Invested Performance Revenue Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.
$40.6
$44.4
$3.3
$24.5

Segment Highlights

Blackstone

Real Estate
Appreciation for core+ funds excludes BREIT.
Total
AUM:
Up
18%
to
a
record
$136.2
billion
with
record
inflows
of
$20.1
billion
in
the
quarter
and
$31.5
billion
for
the
year.
•
Inflows
include
$15.4
billion
first
close
for
the
ninth
global
real
estate
opportunistic
fund,
with
an
additional
$1.8
billion
raised
after
the
quarter,
bringing
total
fund
commitments
to
$17.3
billion.
•
Core+
Total
AUM
up
30%
year-over-year
to
$35.2
billion,
five
years
after
launching
the
business.
Realizations:
$3.6
billion
in
the
quarter
and
$14.7
billion
in
the
year;
realizations
in
the
quarter
included
sales
of
U.S.
multifamily
assets
and
the
Ferry
Building
(San
Francisco)
in
Equity
Office
Properties.
Capital
Deployed:
$5.7
billion
in
the
quarter
and
$18.7
billion
for
the
year,
including
privatizations
of
Gramercy
U.S.
industrial
REIT
and
Testa
Spanish
multifamily
REIT
in
opportunistic
funds
in
the
quarter.
•
Committed
an
additional
$1.7
billion
during
the
quarter
that
is
not
yet
deployed.
Appreciation:
Opportunistic
funds
and
core+
funds
up
0.6%
and
2.3%
in
the
quarter,
and
9.8%
and
10.7%
for
the
year,
respectively.
% Change
% Change
(Dollars in Thousands)
4Q'17
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Management Fees, Net
244,064
$
317,269
$
30%
939,038
$
1,126,470
$
20%
Fee Related Performance Revenues
20,730
44,185
113%
79,500
124,502
57%
Fee Related Compensation
(114,822)
(109,695)
(4)%
(437,311)
(459,430)
5%
Other Operating Expenses
(38,543)
(41,030)
6%
(136,042)
(146,260)
8%
Fee Related Earnings
111,429
$
210,729
$
89%
445,185
$
645,282
$
45%
Realized Performance Revenues
971,360
172,985
(82)%
2,141,374
914,984
(57)%
Realized Performance Compensation
(363,073)
(54,179)
(85)%
(751,526)
(284,319)
(62)%
Realized Principal Investment Income
34,276
11,439
(67)%
255,903
92,525
(64)%
Net Realizations
642,563
130,245
(80)%
1,645,751
723,190
(56)%
Segment Distributable Earnings
753,992
$
340,974
$
(55)%
2,090,936
$
1,368,472
$
(35)%
Segment Revenues
1,270,430
$
545,878
$
(57)%
3,415,815
$
2,258,481
$
(34)%
Total AUM
115,340,363
$
136,247,229
$
18%
115,340,363
$
136,247,229
$
18%
Fee-Earning AUM
83,984,824
$
93,252,724
$
11%
83,984,824
$
93,252,724
$
11%

Blackstone

Private Equity
Total
AUM:
Up
24%
to
$130.7
billion
with
inflows
of
$9.8
billion
in
the
quarter
and
$26.6
billion
for
the
year.
•
$3.4
billion
initial
close
for
the
eighth
Strategic
Partners
secondaries
fund
in
the
quarter.
•
Completed
the
acquisition
of
Clarus,
which
added
$1.8
billion,
and
launched
Blackstone
Life
Sciences.
Realizations:
$3.3
billion
in
the
quarter
and
$10.4
billion
for
the
year,
including
sales
of
Intelenet,
Versace,
and
Crocs
in
the
quarter.
Capital
Deployed:
$6.8
billion
in
the
quarter
and
$16.7
billion
for
the
year,
including
Refinitiv
and
National
Exhibition
Centre
in
the
quarter.
•
Committed
an
additional
$850
million
during
the
quarter
that
is
not
yet
deployed.
Appreciation:
Corporate
Private
Equity
down
2.9%
in
the
quarter
driven
by
decreases
in
the
public
portfolio,
but
up
19.1%
for
the
year.
% Change
% Change
(Dollars in Thousands)
4Q'17
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Management and Advisory Fees, Net
202,099
$
212,443
$
5%
764,435
$
829,884
$
9%
Fee Related Compensation
(90,683)
(86,089)
(5)%
(347,562)
(375,446)
8%
Other Operating Expenses
(32,478)
(29,244)
(10)%
(120,997)
(133,096)
10%
Fee Related Earnings
78,938
$
97,110
$
23%
295,876
$
321,342
$
9%
Realized Performance Revenues
274,421
252,100
(8)%
1,157,188
757,406
(35)%
Realized Performance Compensation
(111,832)
(110,209)
(1)%
(404,544)
(318,167)
(21)%
Realized Principal Investment Income
25,298
26,385
4%
154,837
109,731
(29)%
Net Realizations
187,887
168,276
(10)%
907,481
548,970
(40)%
Segment Distributable Earnings
266,825
$
265,386
$
(1)%
1,203,357
$
870,312
$
(28)%
Segment Revenues
501,818
$
490,928
$
(2)%
2,076,460
$
1,697,021
$
(18)%
Total AUM
105,560,576
$
130,665,286
$
24%
105,560,576
$
130,665,286
$
24%
Fee-Earning AUM
70,140,883
$
80,008,166
$
14%
70,140,883
$
80,008,166
$
14%

Blackstone

Hedge Fund Solutions
BPS Composite net returns were (2.4)% and 1.2% for 4Q’18 and FY’18, respectively.
Total
AUM:
Up
4%
to
$77.8
billion
with
inflows
of
$2.6
billion
in
the
quarter
and
record
inflows
of
$13.3
billion
for
the
year.
•
Increase
primarily
driven
by
continued
platform
diversification
and
growth
in
customized
strategies
and
individual
investor
solutions.
•
January
1
subscriptions
of
$1.1
billion
are
not
yet
included
in
Total
AUM.
Returns:
BPS
Composite
gross
return
was
down
2.3%
in
the
quarter,
outperforming
relevant
indices
with
MSCI
All
Country
World
Total
Return
Index
down
12.7%
and
HFRX
Global
HF
Return
Index
down
5.6%,
demonstrating
the
ability
to
provide
downside
protection
in
difficult
global
markets.
•
Gross
returns
were
up
2.0%
for
the
year,
outperforming
global
markets
with
less
than
a
fifth
of
the
volatility,
with
MSCI
All
Country
World
Total
Return
Index
down
8.9%
and
HFRX
Global
HF
Return
Index
down
6.7%.
% Change
% Change
(Dollars in Thousands)
4Q'17
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Management Fees, Net
130,384
$
132,611
$
2%
518,935
$
522,869
$
1%
Fee Related Compensation
(32,331)
(38,557)
19%
(146,924)
(162,172)
10%
Other Operating Expenses
(17,610)
(19,740)
12%
(68,265)
(77,772)
14%
Fee Related Earnings
80,443
$
74,314
$
(8)%
303,746
$
282,925
$
(7)%
Realized Performance Revenues
118,447
20,987
(82)%
154,343
42,419
(73)%
Realized Performance Compensation
(30,940)
(14,401)
(53)%
(40,707)
(21,792)
(46)%
Realized Principal Investment Income
8,165
6,609
(19)%
9,074
17,039
88%
Net Realizations
95,672
13,195
(86)%
122,710
37,666
(69)%
Segment Distributable Earnings
176,115
$
87,509
$
(50)%
426,456
$
320,591
$
(25)%
Segment Revenues
256,996
$
160,207
$
(38)%
682,352
$
582,327
$
(15)%
Total AUM
75,090,834
$
77,814,516
$
4%
75,090,834
$
77,814,516
$
4%
Fee-Earning AUM
69,914,061
$
72,280,606
$
3%
69,914,061
$
72,280,606
$
3%

Blackstone

Credit
Total
AUM:
$127.5
billion
at
quarter
end
with
inflows
of
$6.1
billion
in
the
quarter
and
inflows
of
$29.6
billion
for
the
year.
•
Closed
$1.8
billion
for
the
direct
lending
platform
in
the
quarter,
totaling
$4.4
billion
for
the
year.
•
Launched
3
CLOs
(2
U.S.
and
1
European)
in
the
quarter
for
$1.8
billion
and
10
CLOs
(7
U.S.
and
3
European)
in
the
year
for
a
record
$6.4
billion.
•
Raised
$856
million
for
the
second
energy
credit
fund,
resulting
in
$2.4
billion
for
energy
strategies
in
the
year.
Realizations:
$1.7
billion
in
the
quarter
and
$8.5
billion
for
the
year.
Capital
Deployed:
Investment
pace
was
strong
with
$3.2
billion
in
the
quarter
and
$7.6
billion
for
the
year.
Returns:
Composite
gross
returns
down
0.2%
for
Performing
Credit
and
down
7.3%
for
Distressed
Strategies
for
the
quarter
driven
by
certain
public
positions,
energy
market
conditions,
and
turbulence
more
broadly
in
the
credit
market,
and
up
8.8%
and
down
3.2%
for
the
year,
respectively.
% Change
% Change
(Dollars in Thousands)
4Q'17
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Management Fees, Net
155,845
$
135,872
$
(13)%
548,383
$
557,229
$
2%
Fee Related Performance Revenues
27,359
-
(100)%
89,945
(666)
n/m
Fee Related Compensation
(74,197)
(44,943)
(39)%
(253,842)
(219,098)
(14)%
Other Operating Expenses
(27,318)
(40,011)
46%
(99,562)
(131,200)
32%
Fee Related Earnings
81,689
$
50,918
$
(38)%
284,924
$
206,265
$
(28)%
Realized Performance Revenues
132,570
37,625
(72)%
194,902
96,962
(50)%
Realized Performance Compensation
(67,454)
(20,856)
(69)%
(100,834)
(53,863)
(47)%
Realized Principal Investment Income
4,486
2,665
(41)%
16,380
16,763
2%
Net Realizations
69,602
19,434
(72)%
110,448
59,862
(46)%
Segment Distributable Earnings
151,291
$
70,352
$
(53)%
395,372
$
266,127
$
(33)%
Segment Revenues
320,260
$
176,162
$
(45)%
849,610
$
670,288
$
(21)%
Total AUM
138,136,470
$
127,515,286
$
(8)%
138,136,470
$
127,515,286
$
(8)%
Fee-Earning AUM
111,304,230
$
96,986,011
$
(13)%
111,304,230
$
96,986,011
$
(13)%
Performing Credit includes mezzanine lending funds, middle market direct lending funds and other performing credit strategy funds. Distressed Strategies include credit alpha strategies, stressed /
distressed funds and energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit net composite returns were (0.6)% and 5.9% for 4Q’18 and FY’18. Distressed Strategies’ net composite returns were (5.9)% and (3.4)% for 4Q’18 and FY’18.

Supplemental Details

Blackstone

Total Segments
(Dollars in Thousands)
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
Management and Advisory Fees, Net
Base Management Fees
696,163
$
707,156
$
692,915
$
721,606
$
722,648
$
2,680,391
$
2,844,325
$
Transaction, Advisory and Other Fees, Net
45,407
37,066
40,912
73,944
77,576
156,816
229,498
Management Fee Offsets
(9,178)
(8,178)
(10,833)
(16,331)
(2,029)
(66,416)
(37,371)
Total Management and Advisory Fees, Net
732,392
736,044
722,994
779,219
798,195
2,770,791
3,036,452
Fee Related Performance Revenues
48,089
3,837
45,515
30,299
44,185
169,445
123,836
Fee Related Compensation
(312,033)
(296,074)
(306,243)
(334,545)
(279,284)
(1,185,639)
(1,216,146)
Other Operating Expenses
(115,949)
(107,092)
(122,466)
(128,745)
(130,025)
(424,866)
(488,328)
Fee Related Earnings
352,499
$
336,715
$
339,800
$
346,228
$
433,071
$
1,329,731
$
1,455,814
$
Realized Performance Revenues
1,496,798
278,371
477,544
572,159
483,697
3,647,807
1,811,771
Realized Performance Compensation
(573,299)
(114,829)
(172,894)
(190,773)
(199,645)
(1,297,611)
(678,141)
Realized Principal Investment Income
72,225
28,693
94,647
65,620
47,098
436,194
236,058
Total Net Realizations
995,724
192,235
399,297
447,006
331,150
2,786,390
1,369,688
Total Segment Distributable Earnings
1,348,223
$
528,950
$
739,097
$
793,234
$
764,221
$
4,116,121
$
2,825,502
$
Net Interest Income (Loss)
(29,509)
(1,853)
2,842
9,013
11,923
(49,918)
21,925
Taxes and Related Payables
(79,568)
(25,042)
(41,797)
(32,963)
(54,063)
(189,988)
(153,865)
Distributable Earnings
1,239,146
$
502,055
$
700,142
$
769,284
$
722,081
$
3,876,215
$
2,693,562
$
Total Segment Revenues
2,349,504
$
1,046,945
$
1,340,700
$
1,447,297
$
1,373,175
$
7,024,237
$
5,208,117
$
Total Assets Under Management
434,128,243
$
449,613,826
$
439,386,656
$
456,691,832
$
472,242,317
$
434,128,243
$
472,242,317
$
Fee-Earning Assets Under Management
335,343,998
$
344,650,797
$
332,978,145
$
342,261,123
$
342,527,507
$
335,343,998
$
342,527,507
$
Weighted Average Fee-Earning AUM
311,353,064
$
343,211,044
$
328,594,512
$
340,994,284
$
343,514,196
$
289,116,993
$
338,819,012
$
LP Capital Invested
18,663,837
$
9,323,329
$
8,026,698
$
9,358,423
$
14,218,797
$
46,216,413
$
40,927,247
$
Total Capital Invested
19,529,797
$
10,119,519
$
8,351,772
$
9,894,470
$
16,349,738
$
50,678,463
$
44,715,499
$

Blackstone

4Q’18 Total AUM Rollforward
(Dollars in Millions)
FY’18 Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases, multi-asset product allocations to other strategies and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Assets Under Management
4Q’18 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’18 Fee-Earning AUM Rollforward
(Dollars in Millions)
Real
Private
Hedge Fund
Estate
Equity
Solutions
4Q'17
115,340
$
105,561
$
75,091
$
138,136
$
434,128
$
Inflows
31,478
26,640
13,278
29,579
100,976
Outflows
(2,163)
(1,618)
(10,780)
(28,058)
(42,618)
Realizations
(14,675)
(10,397)
(472)
(8,517)
(34,061)
Net Inflows (Outflows)
14,640
14,626
2,026
(6,996)
24,297
Market Activity
6,266
10,479
697
(3,625)
13,817
4Q'18
136,247
$
130,665
$
77,815
$
127,515
$
472,242
$
YoY Increase (Decrease)
18%
24%
4%
(8)%
9%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
3Q'18
119,942
$
126,184
$
80,005
$
130,560
$
456,692
$
Inflows
20,122
9,825
2,640
6,053
38,641
Outflows
(277)
(491)
(3,115)
(2,778)
(6,661)
Realizations
(3,642)
(3,263)
(219)
(1,658)
(8,782)
Net Inflows (Outflows)
16,203
6,071
(693)
1,617
23,198
Market Activity
102
(1,590)
(1,497)
(4,662)
(7,647)
4Q'18
136,247
$
130,665
$
77,815
$
127,515
$
472,242
$
QoQ Increase (Decrease)
14%
4%
(3)%
(2)%
3%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
3Q'18
90,773
$
78,195
$
74,559
$
98,735
$
342,261
$
Inflows
4,853
3,421
2,877
5,869
17,020
Outflows
(200)
(323)
(3,538)
(2,500)
(6,560)
Realizations
(2,492)
(1,408)
(207)
(1,022)
(5,129)
Net Inflows (Outflows)
2,162
1,690
(867)
2,347
5,331
Market Activity
318
123
(1,411)
(4,095)
(5,065)
4Q'18
93,253
$
80,008
$
72,281
$
96,986
$
342,528
$
QoQ Increase (Decrease)
3%
2%
(3)%
(2)%
0%
Credit
Total
Real
Private
Hedge Fund
Estate
Equity
Solutions
4Q'17
83,985
$
70,141
$
69,914
$
111,304
$
335,344
$
Inflows
17,961
16,097
12,354
24,588
71,000
Outflows
(2,000)
(1,888)
(10,278)
(27,641)
(41,808)
Realizations
(8,781)
(4,730)
(430)
(6,673)
(20,613)
Net Inflows (Outflows)
7,180
9,478
1,646
(9,725)
8,579
Market Activity
2,088
389
720
(4,593)
(1,395)
4Q'18
93,253
$
80,008
$
72,281
$
96,986
$
342,528
$
YoY Increase (Decrease)
11%
14%
3%
(13)%
2%
Credit
Total

Blackstone

$8.67
$8.45
4Q'17
4Q'18
At
December
31,
2018,
Blackstone
had
$4.7
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.1
billion
of
cash
and
net
investments,
or
$8.45
per
unit.
Blackstone
has
no
net
debt,
a
$1.6
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Hedge Fund Solutions, and Credit, which were $802 million, $695 million, $102 million, and $295 million, respectively, as of December 31, 2018. Cash and Net Investments per unit amounts are calculated using period end DE Units Outstanding (see page 23,
Unit Summary).
A+/A+
Rated by S&P and Fitch
$1.6 billion
Undrawn Credit Revolver
with September 2023 Maturity
$4.7 billion
Total Cash and
Corporate Treasury
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
4Q’18
Cash and Cash Equivalents
$
2,208
Corporate Treasury
Investments
2,513
GP/Fund Investments
1,895
Net Accrued Performance
Revenues
3,523
Cash
and Net Investments
$
10,139
Outstanding
Bonds (at par)
$
3,532

Blackstone

Net Accrued Performance Revenues
Net Accrued Performance Revenues are presented net of performance compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized Performance Revenues are
included in DE. Net Realized Performance Revenues above represent Performance Revenues realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Revenues balance.
When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 23, Unit Summary).
4Q’18 QoQ Rollforward
(Dollars in Millions)
FY’18 Rollforward
(Dollars in Millions)
4Q'17
Net
Performance
Revenues
Net Realized
Distributions
4Q'18
Real Estate
1,840
$
613
$
(678)
$
1,775
$
Private Equity
1,130
808
(409)
1,529
HFS
89
17
(82)
24
Credit
289
(6)
(88)
195
Total
3,348
$
1,432
$
(1,257)
$
3,523
$
YoY Increase
5%
3Q'18
Net
Performance
Revenues
Net Realized
Distributions
4Q'18
Real Estate
1,853
$
35
$
(113)
$
1,775
$
Private Equity
1,849
(137)
(183)
1,529
HFS
32
(7)
(1)
24
Credit
301
(89)
(17)
195
Total
4,035
$
(198)
$
(314)
$
3,523
$
QoQ Decrease
(13)%
Net Accrued Performance Revenues
(Dollars in Millions, Except per Unit Data)
4Q'17
3Q'18
4Q'18
4Q'18
Per Unit
QoQ
Change
YoY
Change
Real Estate
BREP IV
9
$
12
$
3
$
-
$
(9)
$
(6)
$
BREP V
203
91
55
0.05
(36)
(148)
BREP VI
190
106
89
0.07
(17)
(101)
BREP VII
587
592
484
0.40
(108)
(103)
BREP VIII
255
386
429
0.36
43
174
BREP Europe III
67
1
-
-
(1)
(67)
BREP Europe IV
207
201
200
0.17
(1)
(7)
BREP Europe V
25
86
110
0.09
24
85
BREP Asia I
102
103
114
0.10
11
12
BPP
134
207
215
0.18
8
81
BREIT
10
18
23
0.02
5
13
BREDS
35
21
17
0.01
(4)
(18)
BTAS
16
29
36
0.03
7
20
Total Real Estate
1,840
$
1,853
$
1,775
$
1.48
$
(78)
$
(65)
$
Private Equity
BCP IV
87
111
72
0.06
(39)
(15)
BCP V
73
44
-
-
(44)
(73)
BCP VI
668
1,008
746
0.62
(262)
78
BCP VII
16
166
225
0.19
59
209
BEP I
95
155
103
0.09
(52)
8
BEP II
5
66
73
0.06
7
68
Tactical Opportunities
104
161
155
0.13
(6)
51
Strategic Partners
66
95
94
0.08
(1)
28
BCEP
-
11
19
0.02
8
19
BTAS
13
32
41
0.03
9
28
Other
3
-
1
-
1
(2)
Total Private Equity
1,130
$
1,849
$
1,529
$
1.28
$
(320)
$
399
$
Total Hedge Fund Solutions
89
$
32
$
24
$
0.02
$
(8)
$
(65)
$
Total Credit
289
$
301
$
195
$
0.16
$
(106)
$
(94)
$
Net Accrued Performance Revenues
3,348
$
4,035
$
3,523
$
2.94
$
(512)
$
175
$
Memo: Net Realized Performance Revenues
222
$
109
$
68
$
0.06
$
(41)
$
(154)
$

Blackstone

Investment
Records
as
of
December
31,
2018
(a)
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Real Estate
Pre-BREP
140,714
$
-
$
-
$
n/a
-

345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708

-

-

n/a
-

1,327,708

2.8x
1,327,708

2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339

-

-

n/a
-

2,531,614

2.1x
2,531,614

2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708

-

-

n/a
-

3,330,406

2.4x
3,330,406

2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694

-

212,309

0.3x
21%
4,290,218

2.2x
4,502,527

1.6x
33%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418

-

542,613

1.4x
31%
12,697,555

2.4x
13,240,168

2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444

-

1,215,191

1.6x
2%
26,334,443

2.6x
27,549,634

2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,495,496

2,001,683

10,154,856

1.6x
18%
18,332,067

2.1x
28,486,923

1.9x
27%
16%
BREP VIII (Apr 2015 / Oct 2020)
16,457,804

5,762,268

14,427,542

1.4x
1%
4,740,239

1.5x
19,167,781

1.4x
27%
16%
BREP IX (TBD)
15,445,659

15,445,659

-

n/a
-

-

n/a
-

n/a
n/a
n/a
Total Global BREP
67,439,984
$
23,209,610
$
26,552,511
$
1.4x
-

73,929,440
$
2.3x
100,481,951
$
2.0x
19%
16%
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-

1,366,553
€
2.1x
1,366,553
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008) (e)
1,629,748

-

106,396

1.1x
-

2,347,656

1.8x
2,454,052

1.8x
8%
8%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,167

464,566

660,005

0.9x
-

5,494,293

2.5x
6,154,298

2.1x
21%
15%
BREP Europe IV (Sep 2013 / Dec 2016)
6,709,145

1,340,701

4,358,327

1.6x
12%
7,147,829

2.0x
11,506,156

1.8x
25%
17%
BREP Europe V (Dec 2016 / Jun 2022)
7,877,201

3,224,734

5,662,031

1.3x
-

77,038

2.4x
5,739,069

1.3x
n/m
18%
Total Euro BREP
20,245,433
€
5,030,001
€
10,786,759
€
1.3x
5%
16,433,369
€
2.1x
27,220,128
€
1.7x
16%
14%
BREP Asia I (Jun 2013 / Dec 2017)
5,096,359
$
1,729,439
$
4,128,651
$
1.4x
-

2,989,011
$
1.8x
7,117,662
$
1.5x
21%
15%
BREP Asia II (Dec 2017 / Jun 2023)
7,126,830

6,415,884

880,798

1.0x
-

-

     n/a
880,798

1.0x
n/m
n/m
BREP Co-Investment (f)
7,055,644

172,062

2,124,456

1.6x
41%
11,834,696

2.1x
13,959,152

2.0x
16%
15%
Total BREP
111,511,210
$
37,294,898
$
46,355,732
$
1.4x
8%
109,719,753
$
2.2x
156,075,485
$
1.9x
18%
15%
BPP (g)
26,569,578
$
2,964,457
$
28,054,480
$
1.2x
-

3,602,356
$
2.6x
31,656,836
$
1.2x
n/m
11%
BREDS
13,228,639
$
3,582,239
$
3,739,330
$
1.1x
-

10,333,439
$
1.3x
14,072,769
$
1.2x
11%
10%
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-

1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100

-

-

n/a
-

3,256,819

2.5x
3,256,819

2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422

-

-

n/a
-

9,184,688

2.3x
9,184,688

2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330

24,575

17,244

1.4x
-

2,953,649

1.4x
2,970,893

1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182

205,984

610,391

0.7x
33%
20,861,706

3.1x
21,472,097

2.8x
41%
36%
BCP V (Dec 2005 / Jan 2011)
21,022,215

1,048,362

1,748,350

0.9x
33%
36,298,422

2.0x
38,046,772

1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,191,118

1,756,975

14,645,713

1.7x
31%
11,915,798

2.1x
26,561,511

1.9x
21%
13%
BEP I (Aug 2011 / Feb 2015)
2,435,285

224,784

2,364,512

1.5x
41%
1,954,527

2.3x
4,319,039

1.8x
26%
13%
BEP II (Feb 2015 / Feb 2021)
4,929,718

1,203,693

4,215,603

1.4x
-

210,362

2.0x
4,425,965

1.4x
40%
15%
BCP VII (May 2016 / May 2022)
18,590,630

8,252,225

10,446,740

1.4x
-

434,736

1.3x
10,881,476

1.4x
21%
21%
BCP Asia (Dec 2017 / Dec 2023)
2,369,469

2,040,455

165,694

1.5x
-

-

n/a
165,694

1.5x
n/a
n/m
BEP III (TBD)
3,515,891

3,515,891

-

n/a
-

-

n/a
-

n/a
n/a
n/a
Total Corporate Private Equity
83,152,441
$
18,272,944
$
34,214,247
$
1.4x
18%
88,812,445
$
2.2x
123,026,692
$
1.9x
17%
15%
Tactical Opportunities
22,053,992

10,234,751

9,559,311

1.3x
9%
6,342,454

1.7x
15,901,765

1.4x
21%
11%
Tactical Opportunities Co-Investment and Other
5,426,066

1,603,582

3,853,442

1.2x
1%
1,310,719

1.6x
5,164,161

1.3x
28%
14%
Total Tactical Opportunities
27,480,058
$
11,838,333
$
13,412,753
$
1.2x
7%
7,653,173
$
1.7x
21,065,926
$
1.4x
22%
11%
Continued...

Blackstone

Investment
Records
as
of
December
31,
2018
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2018 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(e)
The 8% Realized Net IRR and 8% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International II performance reflects a 7% Realized Net IRR and a 6% Total Net IRR.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.
(g)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(h)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOICs are not meaningful.
(i)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(j)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(k)
BSCH, or Blackstone Strategic Capital Holdings, is focused on acquiring strategic minority positions in alternative asset managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the eight credit drawdown funds presented.
(Dollars in Thousands, Except Where Noted)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
Fund (Investment Period Beginning Date / Ending Date)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity (continued)
Strategic Partners I-V and Co-Investment (h)
11,913,121
1,800,737
1,742,846
n/m
-
15,970,061
n/m
17,712,907
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (h)
7,402,171
1,943,044
3,016,474
n/m
-
3,407,157
n/m
6,423,631
1.5x
n/a
19%
Strategic Partners VII (h)
8,221,982
3,227,165
5,948,522
n/m
-
730,088
n/m
6,678,610
1.3x
n/a
37%
Strategic Partners RA II (h)
1,898,154
1,036,103
451,971
n/m
-
36,438
n/m
488,409
1.2x
n/a
17%
Strategic Partners VIII
3,422,804
3,422,804
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Strategic Partners
32,858,232
$
11,429,853
$
11,159,813
$
n/m
-
20,143,744
$
n/m
31,303,557
$
1.5x
n/a
14%
BCEP (Jan 2017 / Jan 2021) (i)
4,755,613
2,601,681
2,505,183
1.2x
-
-
n/a
2,505,183
1.2x
n/a
10%
BIP (TBD)
5,686,000
5,686,000
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Other Funds and Co-Investment (j)
1,557,393
325,028
96,990
1.0x
17%
635,564
0.9x
732,554
1.0x
n/m
n/m
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,298,575
$
2,083,559
$
1,308,188
$
1.1x
-
312,539
$
n/a
1,620,727
$
1.3x
n/a
8%
BSCH Co-Investment
276,000
98,070
195,414
1.1x
-
28,573
n/a
223,987
1.3x
n/a
9%
Total Hedge Fund Solutions
3,574,575
$
2,181,629
$
1,503,602
$
1.1x
-
341,112
$
n/a
1,844,714
$
1.3x
n/a
9%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
97,114
$
25,716
$
1.3x
-
4,772,118
$
1.6x
4,797,834
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
1,146,274
2,034,118
1.0x
-
4,526,585
1.6x
6,560,703
1.3x
n/a
12%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
2,589,498
3,573,397
1.1x
-
1,003,295
1.6x
4,576,692
1.1x
n/a
11%
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143
135,000
228,105
0.4x
-
5,732,348
1.6x
5,960,453
1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000
570,214
2,119,618
0.9x
-
3,597,716
1.4x
5,717,334
1.2x
n/a
8%
Stressed / Distressed Investing III (Dec 2017/ Dec 2022)
7,356,380
6,007,292
1,356,095
1.0x
-
302,613
1.3x
1,658,708
1.1x
n/a
n/a
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,867
943,281
1,968,152
1.1x
-
544,630
1.7x
2,512,782
1.2x
n/a
13%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2019)
1,964,689
€
1,503,470
€
2,045,708
€
1.0x
-
842,857
€
1.6x
2,888,565
€
1.1x
n/a
9%
Total Credit
33,616,933
$
13,207,440
$
13,643,752
$
1.0x
-
21,445,271
$
1.5x
35,089,023
$
1.3x
n/a
12%

Blackstone

Unitholder Distribution
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on pages 30-31, Definitions and Distribution Policy. DE before Certain Payables represents
Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly-owned subsidiaries. Per Unit calculations are based on end of period
Participating
Common
Units
(page
23,
Unit
Summary);
actual
distributions
are
paid
to
unitholders
as
of
the
applicable
record
date.
Retained
capital
is
withheld
pro-rata
from
common
and
Blackstone
Holdings
Partnership unitholders. Common unitholders’ share was $61 million for 4Q’18 and $217 million for FY’18.
Generated
$0.57
of
Distributable
Earnings
per
common
unit
during
the
quarter,
bringing
the
full
year
amount
to
$2.17
per
common
unit.
Blackstone
declared
a
quarterly
distribution
of
$0.58
per
common
unit,
which
includes
a
$0.10
special
cash
distribution,
to
record
holders
as
of
February
11,
2019;
payable
on
February
19,
2019.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
vs. 4Q'17
FY'17
FY'18
vs. FY'17
Distributable Earnings
1,239,146
$
502,055
$
700,142
$
769,284
$
722,081
$
(42)%
3,876,215
$
2,693,562
$
(31)%
Add: Other Payables Attributable
to Common Unitholders
52,216
7,028
29,379
22,980
43,345
(17)%
98,104
102,732
5%
DE before Certain Payables
1,291,362
509,083
729,521
792,264
765,426
(41)%
3,974,319
2,796,294
(30)%
Percent to Common Unitholders
56%
56%
57%
56%
56%
56%
56%
DE before Certain Payables Attributable
to Common Unitholders
720,124
285,633
414,071
447,516
429,433
(40)%
2,208,092
1,576,653
(29)%
Less: Other Payables Attributable
to Common Unitholders
(52,216)
(7,028)
(29,379)
(22,980)
(43,345)
(17)%
(98,104)
(102,732)
5%
DE Attributable to Common Unitholders
667,908
278,605
384,692
424,536
386,088
(42)%
2,109,988
1,473,921
(30)%
DE per Common Unit
1.00
$
0.41
$
0.56
$
0.63
$
0.57
$
(43)%
3.17
$
2.17
$
(32)%
Less: Retained Capital per Common Unit
(0.15)
$
(0.06)
$
(0.08)
$
(0.09)
$
(0.09)
$
(40)%
(0.47)
$
(0.32)
$
(32)%
Special Cash Distribution per Common Unit
-
$
-
$
0.10
$
0.10
$
0.10
$
n/m
-
$
0.30
$
n/m
Actual Distribution per Common Unit
0.85
$
0.35
$
0.58
$
0.64
$
0.58
$
(32)%
2.70
$
2.15
$
(20)%
Record Date
Feb 11, 2019
Payable Date
Feb 19, 2019

Blackstone

Unit Summary
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Participating Common Units and Participating Partnership Units include both issued and outstanding units and unvested units that participate in distributions.
Blackstone
repurchased
7.8
million
common
units
in
the
quarter,
resulting
in
Distributable
Earnings
Units
Outstanding
of
1,199
million
units.
•
Over
the
full
year,
Blackstone
repurchased
16.0
common
million
units
and
DE
units
outstanding
remained
at
the
same
level
as
the
fourth
quarter
of
2017.
•
Available
authorization
remaining
was
$458
million
at
December
31,
2018.
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
Participating Common Units
668,733,356
676,168,743
682,801,258
678,771,864
672,755,818
Participating Partnership Units
530,472,212
528,967,264
520,175,306
522,898,542
526,370,654
Distributable Earnings Units Outstanding
1,199,205,568
1,205,136,007
1,202,976,564
1,201,670,406
1,199,126,472

Reconciliations and Disclosures

Blackstone

Notes on pages 26-27.
Reconciliation of GAAP to Non-GAAP Measures
(Dollars in Thousands)
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
Net Income (Loss) Attributable to The Blackstone Group L.P.
304,138
$
367,872
$
742,042
$
442,742
$
(10,868)
$
1,471,374
$
1,541,788
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
359,438
320,208
678,952
360,576
5,253
1,392,323
1,364,989
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated
Entities
132,364
155,499
129,078
143,101
(68,800)
497,439
358,878
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests
in Consolidated Entities
7,600
(1,275)
905
2,569
(4,303)
13,806
(2,104)
Net Income (Loss)
803,540
$
842,304
$
1,550,977
$
948,988
$
(78,718)
$
3,374,942
$
3,263,551
$
Provision for Taxes
596,590
54,495
138,731
26,798
29,366
743,147
249,390
Income (Loss) Before Provision for Taxes
1,400,130
$
896,799
$
1,689,708
$
975,786
$
(49,352)
$
4,118,089
$
3,512,941
$
Transaction-Related Charges (a)
(347,055)
52,489
(470,078)
79,242
76,431
(176,531)
(261,916)
Amortization of Intangibles (b)
14,265
14,873
14,873
14,856
15,392
48,297
59,994
Impact of Consolidation (c)
(139,964)
(154,224)
(129,983)
(145,670)
73,103
(511,245)
(356,774)
Unrealized Performance Revenues (d)
484,486
(628,339)
(440,424)
(298,931)
806,531
105,432
(561,163)
Unrealized Performance Allocations Compensation (e)
(166,183)
254,435
189,991
178,184
(302,868)
103,794
319,742
Unrealized Principal Investment (Income) Loss (f)
16,488
(13,978)
(52,126)
(28,704)
160,659
131,206
65,851
Other Revenues (g)
35,151
60,894
(94,416)
(9,092)
(46,854)
140,051
(89,468)
Equity-Based Compensation (h)
21,396
44,148
34,394
36,576
43,102
107,110
158,220
Taxes and Related Payables (i)
(79,568)
(25,042)
(41,797)
(32,963)
(54,063)
(189,988)
(153,865)
Distributable Earnings
1,239,146
$
502,055
$
700,142
$
769,284
$
722,081
$
3,876,215
$
2,693,562
$
Taxes and Related Payables (i)
79,568
25,042
41,797
32,963
54,063
189,988
153,865
Net Interest (Income) Loss (j)
29,509
1,853
(2,842)
(9,013)
(11,923)
49,918
(21,925)
Total Segment Distributable Earnings
1,348,223
$
528,950
$
739,097
$
793,234
$
764,221
$
4,116,121
$
2,825,502
$
Realized Performance Revenues (k)
(1,496,798)
(278,371)
(477,544)
(572,159)
(483,697)
(3,647,807)
(1,811,771)
Realized Performance Compensation (l)
573,299
114,829
172,894
190,773
199,645
1,297,611
678,141
Realized Principal Investment Income (m)
(72,225)
(28,693)
(94,647)
(65,620)
(47,098)
(436,194)
(236,058)
Fee Related Earnings
352,499
$
336,715
$
339,800
$
346,228
$
433,071
$
1,329,731
$
1,455,814
$
Adjusted EBITDA Reconciliation
Distributable Earnings
1,239,146
$
502,055
$
700,142
$
769,284
$
722,081
$
3,876,215
$
2,693,562
$
Interest Expense (n)
72,345
38,238
38,885
40,923
41,792
192,838
159,838
Taxes and Related Payables (i)
79,568
25,042
41,797
32,963
54,063
189,988
153,865
Depreciation and Amortization
6,593
6,251
5,986
5,681
5,964
25,228
23,882
Adjusted EBITDA
1,397,652
$
571,586
$
786,810
$
848,851
$
823,900
$
4,284,269
$
3,031,147
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See pages 30-31, Definitions and Distribution Policy.
(a)
This adjustment removes Transaction-Related Charges, which are excluded from Blackstone's segment presentation. Transaction-Related Charges arise from corporate actions including acquisitions, divestitures, and Blackstone’s initial public offering. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration
arrangements,
changes
in
the
balance
of
the
tax
receivable
agreement
resulting
from
a
change
in
tax
law
or
similar
event,
transaction
costs
and
any
gains
or
losses
associated with these corporate actions.
(b)
This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone's segment presentation.  This amount includes amortization of intangibles associated with Blackstone’s investment in Pátria, which is accounted for under the equity method.
(c)
This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone's segment presentation.  This adjustment includes the elimination of
Blackstone’s interest in these funds, the increase to revenue representing the reimbursement of certain expenses by Blackstone Funds, which are presented gross under GAAP but netted
against
Other
Operating
Expenses
in
the
segment
presentation,
and
the
removal
of
amounts
associated
with
the
ownership
of
Blackstone
consolidated
operating
partnerships held by non-controlling interests.
(d)
This
adjustment
removes
Unrealized
Performance
Revenues
on
a
segment
basis.
The
Segment
Adjustment
represents
the
add
back
of
performance
revenues
earned
from
consolidated Blackstone Funds which have been eliminated in consolidation.
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
GAAP Unrealized Performance Allocations
(483,033)
$
628,089
$
440,351
$
299,238
$
(806,305)
$
(105,473)
$
561,373
$
Segment Adjustment
(1,453)

250

73

(307)

(226)

41

(210)

Unrealized Performance Revenues
(484,486)
$
628,339
$
440,424
$
298,931
$
(806,531)
$
(105,432)
$
561,163
$
(e)
This adjustment removes Unrealized Performance Allocations Compensation.
(f)
This adjustment removes Unrealized Principal Investment Income (Loss) on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including
general
partner
income,
earned
from
consolidated
Blackstone
Funds
which
have
been
eliminated
in
consolidation,
and
(2)
the
removal
of
amounts
associated
with
the
ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
GAAP Unrealized Principal Investment Income (Loss)
(20,567)
$
111,774
$
103,468
$
52,840
$
(218,165)
$
42,605
$
49,917
$
Segment Adjustment
4,079

(97,796)

(51,342)

(24,136)

57,506

(173,811)

(115,768)

Unrealized Principal Investment Income (Loss)
(16,488)
$
13,978
$
52,126
$
28,704
$
(160,659)
$
(131,206)
$
(65,851)
$
(g)
This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of certain Transaction-Related Charges. For the year ended December 31, 2018, Transaction-Related Charges included
$580.9
million
of
Other
Revenues
received
upon
the
conclusion
of
Blackstone’s
investment
sub-advisory
relationship
with
FS
Investments’
funds.
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
GAAP Other Revenue
(33,781)
$
(59,317)
$
675,343
$
9,368
$
46,923
$
(133,229)
$
672,317
$
Segment Adjustment
(1,370)

(1,577)

(580,927)

(276)

(69)

(6,822)

(582,849)

Other Revenues
(35,151)
$
(60,894)
$
94,416
$
9,092
$
46,854
$
(140,051)
$
89,468
$
(h)
This adjustment removes Equity-Based Compensation on a segment basis.
Continued...

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Continued
(i)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes and adjusted to exclude the tax impact of any divestitures. Related Payables represent tax-related payables including the amount payable under the Tax Receivable Agreement.
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
GAAP Interest and Dividend Revenue
40,524
$
35,385
$
40,073
$
48,604
$
47,885
$
139,696
$
171,947
$
Segment Adjustment
2,312

1,000

1,654

1,332

5,830

3,224

9,816

Interest and Dividend Revenue
42,836
$
36,385
$
41,727
$
49,936
$
53,715
$
142,920
$
181,763
$
GAAP Interest Expense
74,606
$
38,671
$
39,320
$
41,355
$
44,644
$
197,486
$
163,990
$
Segment Adjustment
(2,261)

(433)

(435)

(432)

(2,852)

(4,648)

(4,152)

Interest Expense
72,345
$
38,238
$
38,885
$
40,923
$
41,792
$
192,838
$
159,838
$
Net Interest Income (Loss)
(29,509)
$
(1,853)
$
2,842
$
9,013
$
11,923
$
(49,918)
$
21,925
$
(k)
This adjustment removes the total segment amounts of Realized Performance Revenues.
(l)
This adjustment removes the total segment amounts of Realized Performance Compensation.
(m)
This adjustment removes the total segment amount of Realized Principal Investment Income.
(n)
This adjustment adds back Interest Expense on a segment basis.
Reconciliation
of
GAAP
Common
Units
Outstanding
to
Distributable
Earnings
Units
Outstanding
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
GAAP Common Units Outstanding
659,526,093

666,812,752

673,544,082

669,411,215

663,212,830

Unvested Participating Common Units
9,207,263

9,355,991

9,257,176

9,360,649

9,542,988

Participating Common Units
668,733,356

676,168,743

682,801,258

678,771,864

672,755,818

Participating Partnership Units
530,472,212

528,967,264

520,175,306

522,898,542

526,370,654

Distributable Earnings Units Outstanding
1,199,205,568
1,205,136,007
1,202,976,564
1,201,670,406
1,199,126,472
Disclosure
of
Weighted-Average
Units
Outstanding
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
Total GAAP Weighted-Average Common Units Outstanding - Basic
668,781,321

674,479,140

681,794,492

682,435,177

676,629,572

Weighted-Average Unvested Deferred Restricted Common Units
702,960

198,934

216,118

230,759

-

Weighted-Average Blackstone Holdings Partnership Units
-

535,895,780

-

523,212,047

-

Total GAAP Weighted-Average Units Outstanding - Diluted
669,484,281

1,210,573,854
682,010,610

1,205,877,983
676,629,572

(j)
This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
Taxes
36,006
$
18,228
$
20,026
$
12,793
$
38,975
$
101,531
$
90,022
$
Related Payables
43,562

6,814

21,771

20,170

15,088

88,457

63,843

Taxes and Related Payables
79,568
$
25,042
$
41,797
$
32,963
$
54,063
$
189,988
$
153,865
$

Blackstone

Reconciliation of GAAP to Total Segment Measures
Continued...
(Dollars in Thousands)
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
Management and Advisory Fees, Net
GAAP
729,059
$
728,849
$
721,384
$
780,009
$
797,554
$
2,751,322
$
3,027,796
$
Segment Adjustment (a)
3,333
7,195
1,610
(790)
641
19,469
8,656
Total Segment
732,392
$
736,044
$
722,994
$
779,219
$
798,195
$
2,770,791
$
3,036,452
$
GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues
GAAP
Realized Incentive Fees
120,187
12,566
19,378
9,799
15,797
242,514
57,540
Investment Income -
Realized Performance Allocations
1,422,262
269,640
503,376
592,103
511,388
3,571,811
1,876,507
GAAP
1,542,449
$
282,206
$
522,754
$
601,902
$
527,185
$
3,814,325
$
1,934,047
$
Total Segment
Less: Realized Performance Revenues
(1,496,798)
(278,371)
(477,544)
(572,159)
(483,697)
(3,647,807)
(1,811,771)
Segment Adjustment (b)
2,438
2
305
556
697
2,927
1,560
Total Segment
48,089
$
3,837
$
45,515
$
30,299
$
44,185
$
169,445
$
123,836
$
GAAP Compensation to Total Segment Fee Related Compensation
GAAP
Compensation
364,484
389,403
427,479
419,285
373,790
1,442,485
1,609,957
Realized Incentive Fees Compensation
43,450
6,662
9,743
7,251
10,260
105,279
33,916
Realized Performance Allocations Compensation
557,244
112,062
186,398
200,442
212,174
1,281,965
711,076
GAAP
965,178
$
508,127
$
623,620
$
626,978
$
596,224
$
2,829,729
$
2,354,949
$
Total Segment
Less: Realized Performance Compensation
(573,299)
(114,829)
(172,894)
(190,773)
(199,645)
(1,297,611)
(678,141)
Less: Equity-Based Compensation
(21,396)
(44,148)
(34,394)
(36,576)
(43,102)
(107,110)
(158,220)
Segment Adjustment (c)
(58,450)
(53,076)
(110,089)
(65,084)
(74,193)
(239,369)
(302,442)
Total Segment
312,033
$
296,074
$
306,243
$
334,545
$
279,284
$
1,185,639
$
1,216,146
$
GAAP General, Administrative and Other to Total Segment Other Operating Expenses
GAAP
138,608
$
126,713
$
145,828
$
168,813
$
153,519
$
488,582
$
594,873
$
Segment Adjustment (d)
(22,659)
(19,621)
(23,362)
(40,068)
(23,494)
(63,716)
(106,545)
Total Segment
115,949
$
107,092
$
122,466
$
128,745
$
130,025
$
424,866
$
488,328
$
Realized Performance Revenues
GAAP
Realized Incentive Fees
120,187
12,566
19,378
9,799
15,797
242,514
57,540
Investment Income -
Realized Performance Allocations
1,422,262
269,640
503,376
592,103
511,388
3,571,811
1,876,507
GAAP
1,542,449
$
282,206
$
522,754
$
601,902
$
527,185
$
3,814,325
$
1,934,047
$
Total Segment
Less: Fee Related Performance Revenues
(48,089)
(3,837)
(45,515)
(30,299)
(44,185)
(169,445)
(123,836)
Segment Adjustment (b)
2,438
2
305
556
697
2,927
1,560
Total Segment
1,496,798
$
278,371
$
477,544
$
572,159
$
483,697
$
3,647,807
$
1,811,771
$

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations
(page 1).  Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related Charges.
(a)
Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of revenue from the reimbursement of certain expenses by the Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total
Segment measures.
(b)
Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)
Represents the removal of Transaction-Related Charges that are not recorded in the Total Segment measures.
(d)
Represents the removal of (1) the amortization of transaction-related intangibles, and (2) certain expenses reimbursed by the Blackstone Funds, which are presented gross under GAAP but netted against Other Operating Expenses in the Total Segment measures.
(e)
Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.
(f)
Represents (1) the add back of Other Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.
(Dollars in Thousands)
4Q'17
1Q'18
2Q'18
3Q'18
4Q'18
FY'17
FY'18
Realized Performance Compensation
GAAP
Realized Incentive Fee Compensation
43,450
$
6,662
$
9,743
$
7,251
$
10,260
$
105,279
$
33,916
$
Realized Performance Allocations Compensation
557,244
112,062
186,398
200,442
212,174
1,281,965
711,076
GAAP
600,694
$
118,724
$
196,141
$
207,693
$
222,434
$
1,387,244
$
744,992
$
Total Segment
Less: Fee Related Performance Compensation
(23,176)
5
(20,336)
(13,858)
(19,655)
(75,933)
(53,844)
Less: Equity-Based Compensation -
Performance Compensation
(4,219)
(3,900)
(2,911)
(3,062)
(3,134)
(13,700)
(13,007)
Total Segment
573,299
$
114,829
$
172,894
$
190,773
$
199,645
$
1,297,611
$
678,141
$
Realized Principal Investment Income
GAAP
184,562
$
42,145
$
129,197
$
134,619
$
109,901
$
635,769
$
415,862
$
Segment Adjustment (e)
(112,337)
(13,452)
(34,550)
(68,999)
(62,803)
(199,575)
(179,804)
Total Segment
72,225
$
28,693
$
94,647
$
65,620
$
47,098
$
436,194
$
236,058
$
GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest Income
GAAP
Interest and Dividend Revenue
40,524
35,385
40,073
48,604
47,885
139,696
171,947
Interest Expense
(74,606)
(38,671)
(39,320)
(41,355)
(44,644)
(197,486)
(163,990)
GAAP
(34,082)
$
(3,286)
$
753
$
7,249
$
3,241
$
(57,790)
$
7,957
$
Segment Adjustment (f)
4,573
1,433
2,089
1,764
8,682
7,872
13,968
Total Segment
(29,509)
$
(1,853)
$
2,842
$
9,013
$
11,923
$
(49,918)
$
21,925
$

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Segment
Distributable
Earnings,
or
“Segment
DE”,
is
Blackstone’s
segment
profitability
measure
used
to
make
operating
decisions
and
assess
performance
across
Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations
for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in
Blackstone’s consolidated Operating Partnerships, removes the amortization of intangible assets and removes Transaction-Related Charges. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for
Taxes.
o
Net
Realizations
is
presented
on
a
segment
basis
and
is
the
sum
of
Realized
Principal
Investment
Income
and
Realized
Performance
Revenues
(which
refers
to
Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance
Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).
•
Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results, and is used to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment
DE plus Net Interest Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Net
Interest
Income
(Loss)
is
presented
on
a
segment
basis
and
is
equal
to
Interest
and
Dividend
Revenue
less
Interest
Expense,
adjusted
for
the
impact
of
consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.
o
Taxes
and
Related
Payables
represent
the
total
GAAP
tax
provision
adjusted
to
include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before Provision for Taxes excluding the tax impact of any divestitures and including the Payable under the Tax Receivable Agreement.
•
Fee
Related
Earnings,
or
“FRE”,
is
a
performance
measure
used
to
assess
Blackstone’s
ability
to
generate
profits
from
revenues
that
are
measured
and
received
on
a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee
Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
o
Fee
Related
Compensation
is
presented
on
a
segment
basis
and
refers
to
the
compensation
expense,
excluding
Equity-Based
Compensation,
directly
related
to
Management and Advisory Fees, Net and Fee Related Performance Revenues.
o
Fee
Related
Performance
Revenues
refers
to
the
realized
portion
of
Performance
Revenues
from
Perpetual
Capital
that
are
(a)
measured
and
received
on
a
recurring basis, and (b) not dependent on realization events from the underlying investments.
o
Fee
Related
Performance
Compensation
is
included
in
Fee
Related
Compensation
on
a
segment
basis
and
refers
to
compensation
expense
directly
related
to
Fee Related Performance Revenues.
o
Perpetual
Capital
refers
to
the
component
of
assets
under
management
with
an
indefinite
term,
that
is
not
in
liquidation,
and
for
which
there
is
no
requirement
to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows. Includes co-
investment capital with an investor right to convert into Perpetual Capital.
Continued...

Blackstone

Definitions
and
Distribution
Policy
–
Continued
•
Adjusted
Earnings
Before
Interest,
Taxes
and
Depreciation
and
Amortization,
or
“Adjusted
EBITDA”,
is
a
supplemental
measure
used
to
assess
performance
derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision for Taxes.
•
Performance
Revenues
collectively
refers
to:
(a)
Incentive
Fees,
and
(b)
Performance
Allocations.
•
Performance
Compensation
collectively
refers
to:
(a)
Incentive
Fee
Compensation,
and
(b)
Performance
Allocations
Compensation.
•
Transaction-Related
Charges
arise
from
corporate
actions
including
acquisitions,
divestitures,
and
Blackstone’s
initial
public
offering.
They
consist
primarily
of
equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the tax receivable agreement resulting from a change in tax law or similar event, transaction costs and any gains or losses associated with these corporate actions.
Distribution
Policy.
Blackstone’s
intention
is
to
distribute
quarterly
to
common
unitholders
approximately
85%
of
The
Blackstone
Group
L.P.’s
share
of
Distributable
Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements
such
as
tax-related
payments,
clawback
obligations
and
distributions
to
unitholders
for
any
ensuing
quarter.
The
amount
to
be
distributed
could
also
be
adjusted
upward
in
any
one
quarter.
All
of
the
foregoing
is
subject
to
the
qualification
that
the
declaration
and
payment
of
any
distributions
are
at
the
sole
discretion
of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations, financial performance and unit repurchase and distribution activities. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,”
“seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation
and
in
the
filings.
Blackstone
undertakes
no
obligation
to
publicly
update
or
review
any
forward-looking
statement,
whether
as
a
result
of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.